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                                                                   EXHIBIT 10.29

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of November ____, 1999, by and among Virata Corporation, a Delaware corporation (the "Company"), and the persons whose names and addresses are set forth in
Schedule 1 attached hereto (each an "Investor" and together the "Investors").
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                                   RECITALS

     WHEREAS, the Investors were holders of Series B Preference Shares, Series C Preference Shares, Series D Preference Shares and/or Series E Preference Shares (the "Preference Shares") of Virata Limited, a company organized in the United Kingdom ("Virata Limited").

     WHEREAS, the Investors were previously granted certain registration and other rights by Virata Limited with respect to the Preference Shares (the "Previous Rights") pursuant to a registration rights agreement dated as of October ____, 1999 (the "Previous Agreement") between Virata Limited and the Investors.

     WHEREAS, Virata Limited has become a wholly-owned subsidiary of the Company, all of the Preference Shares have been cancelled and the Investors have become holders of shares of common stock of the Company ("Common Stock"), pursuant to a reorganization under Section 425 of the United Kingdom Companies Act of 1985 (the "Reorganization").

     WHEREAS, in consideration of the Company agreeing to grant the Investors the registration rights relating to the Common Stock set forth in this Agreement, the Investors have, in accordance with Section 18 of the Previous Agreement, consented to the cancellation of the Previous Rights, the termination of the Previous Agreement and the replacement of the Previous Agreement with this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   Definitions

     The following terms, as used herein, shall have the following meanings:

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means shares of common stock of the Company, par value $0.001 per share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
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     "Rights Holders" means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred by any Rights Holders, their successors or assigns pursuant to Section 14 hereof.

     "Registrable Shares" means

          (a) Common Stock issued in connection with the Reorganization in respect of the Preference Shares;

          (b) Common Stock issued or issuable in respect of warrants previously exercisable for Preference Shares that had been granted the Previous Rights;

          (c) Common Stock or other securities of the Company issued from time to time after the date hereof with respect to which the Company has granted the rights described herein in conformity with Section 10 hereof; and

          (d) any other shares issued in respect of such shares or securities (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

provided, however, that shares which are Registrable Shares shall cease to be Registrable Shares:

          (1) upon any sale (i) pursuant to a Registration Statement or Rule 144 under the Securities Act (or any similar provision then in force) or
    (ii) not subject to Rule 144 and exempt from registration; or

          (2) if such shares are capable of being distributed pursuant to Rule 144(k) under the Securities Act ; or

          (3) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement.

Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include Common Stock issuable upon exercise of such securities, even if such exercise has not yet been effected.

     "Registration Expenses" means the expenses described in Section 5.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

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2.   Required Registrations

     2.01  Demand Registration.  At any time after the earlier of the second
           -------------------
anniversary date of the date of this Agreement and the date which is six months after the date of the closing of the Company's first underwritten public offering of Common Stock pursuant to a Registration Statement, a Rights Holder or Rights Holders holding in the aggregate at least 50% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares representing at least 30% of the Registrable Shares owned by such Rights Holder or Rights Holders having a total aggregate offering price of at least $5,000,000 (based on the then current market price or fair value and subject to adjustment in the event of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Rights Holders to participate shall be conditional on such Rights Holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Rights Holders. Such Rights Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such Registrable Shares as such Rights Holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Rights Holders may not be included in the offering, then all Rights Holders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as reasonably practicable, use its reasonable best efforts to effect the registration on Form S-1 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

     2.02  Form S-3 Registration.  At any time after the Company becomes
           ---------------------
eligible to file a Registration Statement on Form S-3 (or any successor form), a Rights Holder or Rights Holders holding in the aggregate at least 20% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $500,000 (based on the then current public market price and subject to adjustment in the event of stock splits, stock dividends, reclassifications, recapitalizations, or similar events). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Rights Holders. Such Rights Holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Rights Holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Rights Holders may not be included in the offering, then all Rights Holders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as reasonably practicable, use its reasonable best efforts to effect the registration on Form S-3 (or such successor form) of Registrable Shares which the Company has been requested to so register.

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     2.03  The Company shall not be required to effect more than two registrations pursuant to Subsection 2.01 above or more than two registrations per year pursuant to Subsection 2.02 above. In addition, the Company shall not be required to effect any registration under Subsection 2.01 or Subsection 2.02 above within six months after the effective date of any other Registration Statement of the Company.

     2.04 If following the receipt of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 90 days of the time of the request in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company or an activity which would make it impracticable or inadvisable to file a Registration Statement, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than twice in any one year period.

     2.05 If a required registration pursuant to this Section 2 is an underwritten offering, the Company may select a managing underwriter to administer the offering as long as such underwriter is of recognized standing.

3.   Incidental Registration

     3.01 Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2 and other than in connection with the Company's first underwritten public offering of Common Stock) the Company will, prior to such filing, give written notice to all eligible Rights Holders of its intention to do so and, upon the written request of an eligible Rights Holder or Rights Holders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Rights Holder or Rights Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rights Holder or Rights Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Rights Holder.

     3.02 In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the Rights Holders and persons or entities holding registration rights granted in accordance with Section 10 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less

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than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

4.   Registration Procedures

     4.01 If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

           (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become effective;

           (b) as expeditiously as reasonably practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

           (c) as expeditiously as reasonably practicable furnish to each selling Rights Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the selling Rights Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Rights Holder; and

           (d) as expeditiously as reasonably practicable use its best reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Rights Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Rights Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Rights Holder; provided, however, that the Company shall not be required in connection with this Subsection 4.01(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     4.02 If the Company has delivered preliminary or final prospectuses to the selling Rights Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Rights Holders and, if requested, the selling Rights Holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Rights Holders

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with revised prospectuses and, following receipt of the revised prospectuses, the selling Rights Holders shall be free to resume making offers of the Registrable Shares.

     4.03 Following the effectiveness of a Registration Statement (and the making of any required filings with any state securities commissions), the Company may direct the selling Rights Holders to suspend sales of the Registrable Securities, as provided herein, if one or more of the following events (a "Suspension Event") occurs:

           (a) an underwritten primary offering by the Company where the Company is advised by the underwriters for such offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering; or

           (b) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event:

                (i) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings);

                (ii) as to which the Company has a bona fide business purpose for preserving confidentiality; or

                (iii) which renders the Company unable to comply with Commission requirements;

in each case under circumstances that would make it impractical or inadvisable
(i) to take any action with respect to the Registration Statement (or such filings), the effectiveness or continued effectiveness thereof, or (ii) to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     4.04 In the case of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the selling Rights Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any suspension exceed 90 days. The selling Rights Holders agree that they will not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company. If so directed by the Company, selling Rights Holders will deliver to the Company all copies of the prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The selling Rights Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further written notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

5.   Allocation Of Expenses

     The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Rights

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Holders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Rights Holders after the date on which such registration was requested) and if the requesting Rights Holders elect not to have such registration counted as a registration requested under Section 2, the requesting Rights Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For the purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the selling Rights Holders to represent the selling Rights Holders, state Blue Sky fees and expenses, and the expense of any special audits incidental to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling, Rights Holders' own counsel, or other out-of-pocket expenses of the Rights Holders or their agents (other than the counsel selected to represent all selling Rights Holders).

6.   Indemnification And Contribution

     6.01 In the event of any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof (provided that the foregoing indemnity agreement with respect to any registration statement or prospectus relating to the Registrable Securities shall not inure to the benefit of any seller in such offering, its officers, directors or agents, or controlling persons:

          (a) if a copy of a prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) for such offering was not sent or given by or on behalf of such selling shareholder to the person ("Asserting Person")

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     asserting any losses, claims, damages or liabilities as a result of an untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and if such prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities; or

          (b) if such selling shareholder sold Registrable Securities to the Asserting Person during the period between the date of a Suspension Notice and the date of a End of Suspension Notice.

     6.02 In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement, provided, however, that the obligations of such Rights Holders hereunder shall be limited to an amount equal to the proceeds to each Rights Holder of Registrable Shares sold in connection with such registration. The terms of any underwriting agreement entered into by the Company to effect a registration of the Registrable Securities shall require the underwriter to indemnify and hold harmless the Company, its officers, directors, controlling persons and agents on substantially the same basis as that of the indemnification of the Company by each selling holder as provided in this
Section 6.

     6.03 Each party entitled to indemnification under this Section 6 ("Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 (except to the extent such failure to give notice has resulted in increased losses,

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damages or liabilities for the Indemnifying Party). The Indemnified Party may
participate in such defense at such party's expense unless:

         (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or

         (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgement or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     6.04 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either:

         (a) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgement or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case; or

         (b) contribution under the Securities Act may be required on the part of any such selling Rights Holder or any such controlling person in circumstances for which indemnification is provided under this Section 6, then, in each such case, the Company and such Rights Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that, in any such case:

         (a) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and

         (b) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

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7.  Indemnification With Respect To Underwritten Offering

    In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

8.  Information By Rights Holder

    Each Rights Holder including Registrable Shares in any registration shall furnish to the Company such information regarding such Rights Holder and the distribution proposed by such Rights Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

9.  "Stand-Off" Agreement

    Each Rights Holder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Rights Holder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

         (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

         (b) all officers and directors of the Company enter into similar agreements.

10. Limitations On Subsequent Registration Rights

    The Company shall not, without the prior written consent of Rights Holders holding at least 50% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration.

11. Rule 144 Requirements

    After the earliest to occur of (x) the closing of the sale of securities of the Company pursuant to a Registration Statement, (y) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (z) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

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         (a) comply with the requirements of Rule 144(c) under the Securities
    Act with respect to current public information about the Company;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c) furnish to any holder of Registrable Shares upon request:

               (i) a written statement by the Company as to its compliance with the requirements of Rule 144(c) under the Securities Act, and the reporting, requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (ii) a copy of the most recent annual or quarterly report of the Company; and

               (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

12.  Mergers, Etc.

     The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement; and for such purpose, references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Rights Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all shareholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of:

         (a)  cash;

         (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act; or

         (c) securities of the acquiring corporation which the acquiring corporation has agreed to register within 120 days of completion of the transaction for resale to the public pursuant to the Securities Act.

13.  Termination

     All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the seventh anniversary of this Agreement.

14.  Transfers Of Rights

     This Agreement, and the rights and obligations of each Rights Holder hereunder, may be assigned by such Rights Holder to:

         (a) any partner or retired partner of the Rights Holder, if the Rights Holder is a partnership;

         (b) any family member or trust for the benefit of the Rights Holder, if the Rights Holder is an individual;

         (c) any entity controlled by, controlling or under common control with the Rights Holder; and

         (d) any transferee who acquires at least 500,000 Registrable Shares (subject to adjustment in the event of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

provided that the transferee provides written notice of such assignment to the Company.

15.  Other Public Offerings

     This Agreement is not intended to and shall not preclude the Company from listing its Common Stock on any reputable non-United States exchange.

16.  Notices

     All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first-class certified or registered mail, return receipt requested, postage prepaid:

         (a) if to the Company, to 2933 Bunker Hill Lane, Suite 201, Santa Clara, California, USA 95054, Attention: Company Secretary, or to such other address or addresses as may from time to time be furnished in writing by the Company to the Rights Holders, with a copy to Douglas D. Smith, Gibson, Dunn & Crutcher LLP, One Montgomery Street, Suite 3100, San Francisco, California, USA 94104; or

         (b) if to an Investor, to its address set forth on Schedule 1 attached
                                                            ----------
    hereto, or to such other address or addresses as may from time to time be furnished to the Company in writing by such Investor.

     Notices provided in accordance with this Section 16 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

17.  Entire Agreement

     This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

18.  Amendments And Waivers

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 50% of the Registrable Shares; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects the rights of all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

19.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same instrument.

20.  Severability

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

21.  Governing Law

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to conflict of laws principles thereof.

22.  Section Headings

     The headings of each Section, Subsection or other subdivision of this Agreement are for reference purposes only and shall not limit or control the meaning thereof.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                              COMPANY:

                              VIRATA CORPORATION

                              By:___________________________________
                                 Name:______________________________
                                 Title:_____________________________

                              INVESTORS:

                              See Schedule 1

      [SIGNATURE PAGE TO VIRATA CORPORATION REGISTRATION RIGHTS AGREEMENT]

                                  SCHEDULE 1

                                   INVESTORS

Name                                                                Address
------------------------------------------------------------------------------------------------------

LSI Logic Inc.
Olivetti Telemedia Investments B.V.
Siemens Information and Communications Networks, Inc.               900 Broken Sound Parkway
                                                                    Boca Raton, Florida 33487 USA
                                                                    Attention: President

                                                                    With Copies to:

                                                                    Siemens Information and Communication Networks, Inc.
                                                                    4900 Old Ironsides Drive
                                                                    Santa Clara, California 95054
                                                                    Attention: Bjoern Christensen
                                                                    Fax: 408-492-3614

                                                                    Siemens Corporation
                                                                    1301 Avenue of the Americas
                                                                    New York, New York 10019
                                                                    Attention: General Counsel
                                                                    Fax:  212-258-4490